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                                 EXHIBIT 11(b)

                      CONSENT OF KPMG PEAT MARWICK, LLP










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                  Consent of Independent Auditors



The Board of Directors
Trans Adviser Funds, Inc.

    We consent to the use of our report, included herein, and to the reference to our firm under the heading "Auditors" in the statement of additional information.


                                    /s/ KPMG Peat Marwick LLP
                                    KPMG Peat Marwick LLP


Boston, Massachusetts
March 29, 1996